SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           MAY 13, 2003 (MAY 13, 2003)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            HERSHA HOSPITALITY TRUST
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Maryland                  001-14765                  251811499
             --------                  ---------                  ---------
   (State or Other Jurisdiction    (Commission File No.)      (I.R.S. Employer
         of Incorporation)                                   Identification No.)



                            148 Sheraton Drive, Box A
                       New Cumberland, Pennsylvania  17070
                       -----------------------------------
              (Address and zip code of principal executive offices)


                                 (717) 770-2405
                                 --------------
               Registrant's telephone number, including area code



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

99.1   Press Release issued by the Company on May 13, 2003

ITEM  9.  REGULATION  FD  DISCLOSURE.

     This Current Report on Form 8-K and the earnings press release, attached as
Exhibit 99.1 hereto, are being furnished by the Company pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216 and 34-47583, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the first quarter ended March 31, 2003.

     On May 13, 2003, the Company issued a press release regarding its earnings for the first quarter ended March 31, 2003. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                            HERSHA HOSPITALITY TRUST
                                            (REGISTRANT)



Date:   May 13, 2003                        By:     /s/ Ashish Parikh
                                                    ---------------------------
                                            Name:   Ashish Parikh
                                            Title:  Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Description
-----------    -----------

99.1           Press Release issued by the Company on May 13, 2003


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